                                                                    Exhibit 10.1

           First Amended And Restated Securities Purchase Agreement

                                    Between

                       The Ashton Technology Group, Inc.

                                      and

                               Jameson Drive LLC

          FIRST AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT dated as of July 10, 2001(this "Agreement"), between the Investor signatory hereto (the
                    ---------
"Investor"), and The Ashton Technology Group, Inc., a Delaware corporation (the
---------
"Company").
 -------

          WHEREAS, on February 9, 2001, the parties entered into a Securities Purchase Agreement (the "February Agreement") pursuant to which, subject to the
                          ------------------
conditions contained therein, the Company could issue and sell to Investor from time to time as provided therein and pursuant to Rule 506 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and Section 4(2)
                                         --------------
thereunder, certain shares of Common Stock (as defined below); and

          WHEREAS, on July 10, 2001, the parties have jointly decided to amend and restate the February Agreement in its entirety as set forth herein.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor agree as follows:

                                   ARTICLE I

                              Certain Definitions

          "Affiliate" means, with respect to any Person, any other Person that
           ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                    -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                  ----------    -----------       ----------
correlative to the foregoing.

          "Bid Price" means the closing bid price (as reported by Bloomberg L.P.
           ---------
or any successor to its function of reporting share prices) of the Common Stock as reported on the Principal Market on the date in question, or if there is no such price on such date, then the closing bid price as reported on the date nearest preceding such date. If the Principal Market is the Nasdaq National Market or Nasdaq Small Cap Market, then Bid Price for any Trading Day shall be the closing bid price reported thereon at approximately 4:15 p.m. (New York City time) for such Trading Days' regular session trading.

          "Business Day" shall mean any day (other than a day which is a
           ------------
Saturday, Sunday or legal holiday in the State of New York or the Commonwealth of Pennsylvania) on which banks are open for business in New York City or the Commonwealth of Pennsylvania.

          "Commitment Period" means the period commencing on the Effective Date
           -----------------
and expiring on the earliest to occur of (x) the date on which the Investor shall have paid an aggregate of $15,000,000 in Purchase Price for Put Shares pursuant to this Agreement, (y) the date this Agreement is terminated in accordance with the terms hereof, or (z) the date occurring 24 months from the date of execution of this Agreement.

          "Common Stock" means the Company's common stock, par value $.01 per
           ------------
share, or such securities into which such stock shall hereafter be reclassified.

          "Common Stock Equivalents" means any rights, warrants, options and
           ------------------------
other equity or equity equivalent securities that are, at any time over the life thereof, convertible into or exchangeable for, or that permit the holder thereof to otherwise receive shares of, Common Stock or other Common Stock Equivalents.

          "Effective Date" means the date on which the SEC first declares
           --------------
effective a Registration Statement meeting the requirements of the Registration Statement and registering the sale by the Company and resale by the Investor of the Registrable Securities.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and the rules and regulations promulgated thereunder.

          "Investment Amount" means the dollar amount to be invested by the
           -----------------
Investor to purchase Put Shares as specified in a Put Notice.

          "Market Price" on any date means the average of the three lowest Bid
           ------------
Prices during the Valuation Period relating to such date, subject to equitable adjustment in the event of a Valuation Event during such Valuation Period.

          "Maximum Put Amount" means $1,000,000.
           ------------------

          "Minimum Commitment Amount" means $2,500,000.
           -------------------------

          "Outstanding" when used with reference to shares of Common Stock,
           -----------
means, at any date as of which the number of such shares is to be determined, all issued and outstanding shares of Common Stock, and shall include all such shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such shares; provided, that "Outstanding" shall not mean
                                     --------
any shares of Common Stock directly or indirectly owned or held by or for the account of the Company.

          "Person" means an individual, a corporation, a partnership, a limited
           ------
liability company, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "Principal Market" means whichever of the Nasdaq National Market,
           ----------------
Nasdaq SmallCap Market, American Stock Exchange, New York Stock Exchange or OTC Bulletin Board, that is then the principal trading exchange, market or quotation system for the Common Stock.

          "Purchase Price" means with respect to Put Shares, an amount equal to
           --------------
90% of the Market Price for the Valuation Period for a Put (subject to certain adjustments as set forth in Section 5.8).

          "Put"  means the exercise by the Company of its right to require the
           ---
Investor to purchase Put Shares pursuant to the terms of this Agreement.

          "Put Shares" shall have the meaning set forth in Section 2.1(a)
           ----------
hereof.

          "Registrable Securities" has the meaning set forth in the Registration
           ----------------------
Rights Agreement.

          "Registration Rights Agreement" means the Registration Rights
           -----------------------------
Agreement between the Company and the Investor, dated February 9, 2001, in the form of Exhibit B hereto.
         ---------

          "Registration Statement" shall have the meaning set forth in the
           ----------------------
Registration Rights Agreement.

          "SEC" means the Securities and Exchange Commission.
           ---

          "Securities" means, collectively, the Put Shares, the Warrant and
           ----------
Warrant Shares.

          "Trading Day" means (a) a day on which the Common Stock is traded on
           -----------
the Principal Market on which the Common Stock is then listed or quoted, or (b) if the Common Stock is not listed or quoted for trading on a Principal Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided,
                                                                      --------
that in the event that the Common Stock is not listed or quoted as set forth in
(a) or (b) hereof, then Trading Day shall mean any Business Day.

          "Underlying Shares Registration Statement" shall have the meaning set
           ----------------------------------------
forth in the Registration Rights Agreement.

          "Undrawn Amount" means $2,500,000 less the aggregate Purchase Price
           --------------
paid during the Commitment Period for Put Shares pursuant to this Agreement.

          "Valuation Event" means an action by the Company during the Commitment
           ---------------
Period to:

                    (a) subdivide or combine the Common Stock;

                    (b) pay a dividend on its Common Stock or Common Stock Equivalents (other than regularly scheduled cash dividend payments to the holders of the Series B Preferred Stock) or make any other distribution of such securities;

                    (c) issue any additional shares of Common Stock or Common Stock Equivalents ("Additional Capital Shares") at a price per share less than,
                    -------------------------
or that provide a holder thereof with the right to receive or subscribe for at any time over the life thereof shares of Common Stock at a price per share less than, the Bid Price in effect immediately prior to such issuance, or without consideration (other than pursuant to this Agreement) (including through conversions, exchanges or resets of other adjustments to the price paid for such securities);

                    (d) make a distribution of its assets or evidences of its indebtedness to the holders of Common Stock or Common Stock Equivalents as a dividend in liquidation or by way of return of capital (other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law) or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets.

          "Valuation Period" means the period of twenty Trading Days commencing
           ----------------
on the Put Date or, in the case of Section 2.7, the twenty Trading Days immediately preceding and including the last Trading Day of the Commitment Period.

          "Warrant"  means the Common Stock purchase warrant, in the form of
           -------
Exhibit C hereto, to be delivered to the Investor concurrently with the
---------
execution of this Agreement, entitling the Investor to purchase shares of Common Stock from time to time in accordance with the terms thereof.

          "Warrant Shares" means the shares of Common Stock issuable upon
           --------------
exercise of the Warrant.

                                  ARTICLE II

                       Purchase and Sale of Common Stock

          Section 2.1   Investments.
                        -----------

                    (a) Puts. Subject to the conditions and limitations set
                        ----
forth herein, the Company may make a Put by the delivery of a duly completed written notice to the Investor in the form attached hereto as Exhibit A (each, a
                                                              ---------
"Put Notice"), specifying therein the Investment Amount that the Company intends
 ----------
to sell to the Investor. The number of shares of Common Stock that the Investor shall receive pursuant to a Put ("Put Shares") shall be determined by dividing
                                  ----------
the Investment Amount specified in the Put Notice (subject to adjustment as herein provided) by the Purchase Price for such Put.

                    (b) Limitations on Puts and Common Stock Issuable.
                        ---------------------------------------------

                            (i) The Company may not deliver a Put Notice to the
extent that, following the purchase by the Investor of Put Shares thereunder, the Investor and its affiliates would beneficially own (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.999% of the then outstanding shares of Common Stock.

                    (ii) The maximum Purchase Price for all Puts is an aggregate of $15,000,000.

                    (iii) The Investment Amount for each Put shall be neither less than $100,000 nor more than the Maximum Put Amount.

                    (iv) The Investment Amount measured on a Closing Date shall not be more than $1,000,000.

                    (v) The Company may not deliver a Put Notice during the continuation of any of the events specified in Section 5.4.

                    (vi) The Company may not deliver a Put Notice during the 45 Trading Days prior to the required date of filing by the Company of its Annual Report with the Commission; provided that the restriction set forth in
                                   --------
this Section 2.2(b)(vi) shall be void, released and inoperable if the Registration Statement is on Form S-3.

                    (vii) The Company may not deliver a Put Notice in the event that the delivery of such Put Notice and the issuance of Common Stock pursuant thereto would result in the issuance of shares of Common Stock, when aggregated with all previously issued shares of Common Stock issued hereunder, will be in excess of 19.99% of the issued and outstanding shares of Common Stock of the Company issued as of the date thereof (the "Maximum Issuance Amount").
                                            -----------------------

                    (viii) In the event that a Put Notice is delivered which would not exceed the Maximum Issuance Amount on the Put Date (as defined in Section 2.2(b) hereof), but due to a decrease in pricing would result on the Closing Date in the issuance of Common Stock, when aggregated with all previously issued shares of Common Stock issued hereunder, in an amount in excess of the Maximum Issuance Amount, then the number of shares of Common Stock to be issued pursuant to such Put Notice shall automatically be reduced to be less than the Maximum Issuance Amount.

     Section 2.2  Mechanics.
                  ---------

                  (a) Put Notice. Subject to the conditions and limitations
                      ----------
herein, at any time during the Commitment Period the Company may deliver a Put Notice to the Investor.

                  (b) Date of Delivery of Put Notice or Notice to Acquire
                      ---------------------------------------------------
Investment Shares. A Put Notice shall be deemed delivered on: (i) the Trading
-----------------
Day it is received by facsimile or otherwise in accordance with Section 8.2 by the Investor if such notice is received prior to 12:00 noon Eastern Time, or
(ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon Eastern Time on a Trading Day or at any time on a day which is not a Trading Day. The Trading Day that a Put Notice is deemed delivered pursuant to this Section is the "Put Date."
                                           --------

     Section 2.3  Closings.
                  --------

          (a) Subject to the satisfaction of the conditions set forth in this Agreement, the closing of the purchase by the Investor of Put Shares following a Put (a "Closing") shall occur on the second Business Day following the end of
         -------
the Valuation Period for such Closing (or such other date as is mutually agreed to by the Company and the Investor) (a "Closing Date") at the offices of
                                        ------------
Robinson Silverman Pearce Aronsohn & Berman LLP, 1290 Avenue of the Americas, New York, NY 10104 ("Robinson Silverman") or such other place to which the
                     ------------------
parties may agree. At least one Business Day prior to each Closing Date, the Company shall deliver (or cause to be delivered) into escrow with Robinson Silverman (or such other escrow agent to which the parties may agree): (1) the certificate contemplated by Section 6.1(c); (2) the legal opinion contemplated by Section 6.1(f); (3) a writing, executed by the Investor and the Company concurring as to (x) the total number of Put Shares that are to be issued and sold at such Closing, and (y) the Investment Amount for the Put Shares issuable at such Closing, and (4) all other documents, instruments and writings required to be delivered by it pursuant to the Transaction Documents (as defined herein) in order to effect a Closing hereunder (the items contemplated by clauses (1) through (4) above are collectively referred to as the "Company Required Items").
                                                       ----------------------
At least one Business Day prior to each Closing Date, the Company shall deliver to the Investor's account through the Depository Trust Company DWAC system, per written account instructions delivered by the Investor to the Company (the "DTC
                                                                            ---
Account"), the Put Shares to be issued and sold to the Investor at such Closing
-------
and meeting the requirements of Section 5.3 which Put Shares shall be held in escrow pending delivery to the Company of the Investment Amount for the Put Shares to be issued and sold at such Closing pursuant to the terms hereof.

          (b) Robinson Silverman (or such other escrow agent to which the parties may agree) shall notify the Company and the Investor on the Business Day it receives all of the Company Required Items relating to such Closing. If: (i) Robinson Silverman (or such other escrow agent to which the parties may agree) shall have provided such notice by the Closing, (ii) the DTC Account shall have been credited with the Put Shares to be issued and sold to the Investor at such Closing and (iii) the other conditions to the Investor's obligation to purchase Put Shares at such Closing as provided hereunder shall have been satisfied or waived, the Investor shall deliver (or cause to be delivered): (x) to the Company, the Investment Amount for the Put Shares to be issued and sold at such Closing, less the amounts contemplated by clause (y) following this clause (x), and (y) (1) to Robinson Silverman (or such other escrow agent to which the parties may agree), $2,000, and (2) to the Investor, the amount of any Blackout Payments (as defined below), together with all accrued interest thereon, then owed and for which full payment shall not have previously been made. In the event that: (i) any Company Required Item shall not have been delivered, (ii) the DTC Account shall not have been credited with the Put Shares to be issued and sold to the Investor at such Closing or (iii) any condition set forth in
Article VI shall not have been fulfilled or waived by the Investor then, at the option of the Investor, such Closing shall be canceled and any Company Required Items delivered to Robinson Silverman (or such other escrow agent to which the parties may agree) and any Put Shares credited to the DTC Account, in both cases, in connection with such Closing, shall be returned to or as directed by the Company. The parties hereto understand and agree that Robinson Silverman (or such other escrow agent to which the parties may agree) will not release the Company Required Items to the Investor prior to its receipt of written confirmation from the Company that the Company has received the net proceeds from the sale of the Put Shares to have been sold at such Closing; provided, if the Company does not confirm such
                           --------
receipt by 5:00 p.m. Eastern Time on the Business Day following the Closing Date, the parties hereby direct Robinson Silverman (or such other escrow agent to which the parties may agree) to deliver the Company Required Items to the Investor at such time as Robinson Silverman (or such other escrow agent to which the parties may agree) receives written evidence from the institution from which the Investment Amount was delivered on behalf of the Investor that funds equal to the amount required hereunder to be delivered to the Company at such Closing were delivered in accordance with the wire instructions provided by the Company for such purpose (a federal wire number for the correct amount and in accordance with the wire instructions provided by the Company for such purpose shall be conclusive evidence of the Company's receipt).

                  (c) Each of the parties hereby agrees jointly and severally to indemnify and hold harmless Robinson Silverman (or such other escrow agent to which the parties may agree) and its members, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the performance of its duties hereunder and agrees that Robinson Silverman (or such other escrow agent to which the parties may agree) shall not have any liability hereunder other than as arising solely from its willful misconduct in performing its duties hereunder. The parties understand and agree that Robinson Silverman (or such other escrow agent to which the parties may agree) may, at any time upon two Business Days prior written notice to the parties, resign from its duties and obligations hereunder without recourse to any party. The Company further understands and agrees that Robinson Silverman acts as legal counsel to the Investor in connection with the transactions contemplated hereby and may, from time to time, represent the Investor in other matters, including such matters as may directly or indirectly be adverse to the interests of the Company. The Company consents to such representation and waives any claim that such representation represents a conflict of interest on the part of Robinson Silverman. The Company understands that the Investor and Robinson Silverman are relying explicitly on the foregoing provision in connection with the Investor entering into this Agreement.

     Section 2.4  Termination of Investment Obligation.
                  ------------------------------------

                  (a) The obligation of the Investor to purchase shares of Common Stock shall, at the Investor's option (as evidenced by a notice to such effect to the Company), terminate permanently (including with respect to a Closing Date that has not yet occurred) in the event that (i) there shall occur any stop order or suspension of the effectiveness of the Registration Statement (or the ability of the Investor to use the prospectus thereunder to dispose of Registrable Securities) for an aggregate of thirty Trading Days during the Commitment Period for any reason (provided, that, for such purpose only Trading Days occurring 60 or less Trading Days following a Closing shall be counted if such suspension or stop order shall have earlier occurred), (ii) the Company shall at any time breach its obligations under the Transaction Documents (as hereinafter defined), or (iii) if, after the Effective Date, the registration statement ceases to be effective as to all Registrable Securities then owned by or issuable to the Investor, or the prospectus thereunder is not available for use by the Investor to sell Registrable Securities, in either case, for an aggregate of 30 Trading Days (provided, that, for such purpose only Trading Days occurring not more than 60 Trading Days following a Closing shall be counted).

                  (b) The obligation of the Company to sell Put Shares to the Investor following delivery of a Put Notice shall terminate if the Investor fails to honor such Put Notice within two Trading Days following the Closing Date scheduled for such Put, and the Company notifies Investor of such termination. Notwithstanding any such termination, the Company shall maintain the Registration Statement in effect (and shall permit the Investor to use the prospectus thereunder to sell Registrable Securities) for not less than 45 Trading Days following the date of any such termination.

     Section 2.5  Blackout Payments.  If  for any reason an Investor is not
                  -----------------
permitted for more than an aggregate of fifteen consecutive Trading Days during the period commencing on the Effective Date and ending on the 45/th/ Trading Day following the expiration of the Commitment Period to use the prospectus under the Registration Statement to dispose of all Registrable Securities or if such Registration Statement shall not be effective, then the Company shall pay to such Investor on the following Business Day and on the Business Day following each additional such fifteen Trading Day period in excess the initial fifteen Trading Day period, as liquidated damages and not as a penalty, cash in an amount equal to 2% of the Purchase Price paid for all Put Shares and 2% of the exercise price paid for all Warrant Shares issued to and then held by such Investor. The amounts that may become due and payable pursuant to this Section are sometimes referred to herein as "Blackout Payments." Late interest on any
                                     -----------------
unpaid Blackout Payments shall accrue from and after the date due at the rate of 15% per annum (or such lesser maximum amount as shall be permitted under applicable law) until all Blackout Payments, plus all accrued interest thereon, shall have been paid in full.

     Section 2.6  Delisting; Suspension. If at any time prior to the 30/th/
                  ---------------------
Trading Day following the expiration of the Commitment Period the Common Stock shall fail to be listed or quoted for trading on a Principal Market or shall have been suspended from trading thereon (excluding suspensions of not more than one Trading Day as a result of material announcements by the Company) (a "Repurchase Event"), the Investor shall have the right, exercisable within 30
 ----------------
days of a Repurchase Event, to put to the Company, and the Company shall purchase, all or such portion of the Put Shares issued to and then held by the Investor. The purchase price for such shares shall equal the higher of (x) the Purchase Price paid for such shares and (y) the product of (1) the number of such shares and (2) the higher of the closing sale price of the Common Stock on the date of the demand by the Investor of such put and the closing sale price of the Common Stock (as reported by Bloomberg L.P. or any successor to its function of reporting Bid Prices) on the date of payment (if there shall no longer be a reported closing sale price for the Common Stock, the amount under this clause
(y) shall equal the last reported closing sale price of the Common Stock on the Principal Market). The purchase price under this Section shall be paid in cash and shall be due in full by the 10th Business Day following the demand therefor. Late interest on any unpaid portion of the amounts that are due from the Company under this Section shall accrue from and after the date due at the rate of 15% per annum (or such lesser maximum amount as shall be permitted under applicable law) until all such amounts, plus all accrued interest thereon, shall have been paid in full. The Investor shall have the right to rescind ab initio any demand
                                                           -- ------
for a put hereunder at any time prior to the payment in full of the applicable purchase price by the Company.

          Section 2.7  Minimum Commitment Amount.  If during the Commitment
                       -------------------------
Period the Company, for any reason (including a failure to cause a Registration Statement to be declared effective under the Registration Rights Agreement), fails to issue and deliver Put Shares having an aggregate Purchase Price equal to or exceeding the Minimum Commitment Amount, then, the Company shall, by the tenth Business Day following the Commitment Period, pay to the Investors, in cash, an amount equal to the product of (a) the Undrawn Amount and (b) the Market Price less the Purchase Price, measured on the day of expiration of the Commitment Period.

                                  ARTICLE III

                  Representations and Warranties of Investor

          The Investor represents and warrants to the Company as follows:

          Section 3.1  Intent.  The Investor is entering into this Agreement and
                       ------
will purchase the Securities issuable to it hereunder (subject to the effects of Section 3.9) for its own account and the Investor has no present arrangement (whether or not legally binding) at any time to sell the Common Stock to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold Securities for any minimum or other specific term and reserves the right to dispose of Securities at any time in accordance with federal and state securities laws applicable to such disposition and the terms and conditions, if any, relating thereto as set forth in this Agreement.

          Section 3.2  Sophisticated Investor.  The Investor is a sophisticated
                       ----------------------
investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and Investor has such experience in business and financial matters that it has the capacity to protect its own interests in connection with this transaction and is capable of evaluating the merits and risks of an investment in the Securities. The Investor acknowledges that an investment in the Securities is speculative and involves a high degree of risk.

          Section 3.3  Authority.  The Investor has the requisite power and
                       ---------
authority to enter into and consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of this Agreement and the Registration Rights Agreement have been duly authorized by the Investor and when delivered in accordance with the terms hereof will constitute valid and binding agreements of the Investor enforceable against it in accordance with their respective terms.

          Section 3.4  Not an Affiliate.  Investor is not an officer, director
                       ----------------
or Affiliate of the Company.

          Section 3.5  Organization and Standing.  Investor is a duly organized,
                       -------------------------
validly existing, and in good standing under the laws of the jurisdiction of its organization.

          Section 3.6  Disclosure; Access to Information.  Investor has received
                       ---------------------------------
and reviewed all documents, records, books and other publicly available information pertaining to Investor's investment in the Company that have been requested by Investor, including without limitation copies of all of the Company's periodic and current reports filed pursuant to the Exchange Act, and Investor has reviewed copies of any such reports that have been requested by it. However, no inquiries or investigation by the Investor or its agents shall modify, amend or affect the Investor's right to rely on the truth, accuracy and completeness of the Disclosure Materials (as defined below) and the Company's representations and warranties contained in the Transaction Documents.

          Section 3.7  Manner of Sale.  At no time was Investor presented with
                       --------------
or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising (as defined in Rule 501 under the Securities Act) in connection with its investment in the Securities.

          Section 3.8  Financial Capacity.  Investor currently has the financial
                       ------------------
capacity to meet its obligations to the Company hereunder, and the Investor has no present knowledge of any circumstances which could cause it to become unable to meet such obligations in the future.

          Section 3.9  Underwriter Liability.  Investor understands that it is
                       ---------------------
the position of the SEC that with respect to any disposition of Registrable Securities through a Registration Statement the Investor will be an underwriter within the meaning of Section 2(11) of the Securities Act. The Investor agrees to be identified as an underwriter of the Registrable Securities sold by it in the Registration Statement.

          Section 3.10 Broker-Dealer Status.  Investor is not registered with
                       --------------------
the National Association of Securities Dealers as a broker or dealer. Investor is acquiring the Securities hereunder in the ordinary course of its business, and Investor does not have any agreements or understandings, directly or indirectly, with any Person with respect to the distribution of the Securities.

               The Company acknowledges and agrees that the Investor has not made and does not make any representations or warranties with respect to the transactions contemplated hereby other than as specifically set forth in this
Article III.

                                  ARTICLE IV

                 Representations and Warranties of the Company

          The Company represents and warrants to the Investor as follows:

          Section 4.1  Organization and Qualification.  The Company is a
                       ------------------------------
corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in
Schedule 4.1 (collectively the "Subsidiaries").  Each of the Subsidiaries is an
------------                    ------------
entity, duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Securities or any of this Agreement, the Registration Rights Agreement or the Warrant (collectively, the "Transaction Documents"), (y) have or result in a material
                    ---------------------
adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (x), (y) or (z), a "Material Adverse Effect").
   -----------------------

          Section 4.2  Authorization; Enforcement.  The Company has the
                       --------------------------
requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company. Each of the Transaction Documents has been duly executed by the Company and, when delivered (or filed, as the case may be) in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, by-laws or other organizational or charter documents.

          Section 4.3  Capitalization.   The number of authorized, issued and
                       --------------
outstanding capital stock of the Company is set forth in Schedule 4.3.  Except
                                                         ------------
as disclosed in the SEC Documents (as defined herein), the Company owns all of the capital stock of each Subsidiary. No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of securities of the Company or any Subsidiary entitled to preemptive or similar rights arising out of any agreement or understanding with the Company or any Subsidiary by virtue of any of the Transaction Documents. Except as a result of the purchase and sale of the Securities and except as disclosed in the SEC Documents or as set forth in
Schedule 4.3, there are no outstanding options, warrants, scrip rights to
------------
subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Securities hereunder will not obligate the Company to issue shares of Common Stock or other securities to any Person other than to the Investor and will not result in any right of any holder of the Company's securities to adjust the exercise, conversion or reset price under such securities.

          Section 4.4  Issuance of the shares of Common Stock.  When issued and
                       --------------------------------------
paid for in accordance with the terms hereof and the Warrant (as applicable), the Put Shares and Warrant Shares will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal of any kind (collectively, "Liens"), except for Liens in
                                    -----
favor of creditors or obligors of Investor. The Company has on the date hereof and will, at all times during the Commitment Period and while the Warrant is outstanding, maintain an adequate reserve of duly authorized shares of Common Stock, reserved for issuance to the Investor and the holders of the Warrant, to enable it to perform its exercise and other obligations under this Agreement and the Warrant.

          Section 4.5  Filings, Consents and Approvals.  Neither the Company nor
                       -------------------------------
any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing of the Registration Statement with the SEC, (ii) filings as may be required under state securities laws, and
(iii) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration would not reasonably be expected to have or result in, individually or in the aggregate, a Material Adverse Effect (collectively, the "Required
                                                                   --------
Approvals").
---------

          Section 4.6  No Default or Violation.  Except as described in the SEC
                       -----------------------
Documents or in Schedule 4.6, neither the Company nor any Subsidiary (i) is in
                ------------
default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, in each case of clauses (i), (ii) or (iii) above, except as would not reasonably be expected to, individually or in the aggregate, have or result in a Material Adverse Effect.

          Section 4.7  SEC Documents; Financial Statements.  The Company has
                       -----------------------------------
filed all reports required to be filed by it under the Exchange Act including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (the foregoing materials being collectively referred to herein as the "SEC Documents" and, together with the Schedules to this Agreement, the
 -------------
"Disclosure Materials") on a timely basis or has received a valid extension of
 --------------------
such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Documents as required unless properly excused from filing by SEC regulation. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in
                              ----
such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since March 31, 2000, except as specifically disclosed in the SEC Documents and Schedule 4.7:
                                                                ------------
(a) there has been no event, occurrence or development that has resulted or that would be reasonably likely to result in a Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) other than
(x) liabilities incurred in the ordinary course of business consistent with past practice and (y) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or otherwise required to be disclosed in filings made with the SEC, (c) the Company has not altered its method of accounting or the identity of its auditors and (d) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing compensation agreements or Company stock option plans) with respect to its capital stock, or purchased, redeemed (or made any agreements to purchase or redeem) any shares of its capital stock.

          Section 4.8   Investment Company.  The Company is not, and is not an
                        ------------------
Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          Section 4.9   Certain Fees.  Other than fees payable to the escrow
                        ------------
agent contemplated by Section 2.3(b) pursuant to the terms hereof, no fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other similar Person with respect to the transactions contemplated by this Agreement. The Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Investor, its employees, officers, directors, agents, and partners, and its respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorneys' fees) and expenses suffered in respect of any such claimed or existing fees, as such fees and expenses are incurred.

          Section 4.10  Solicitation Materials.  Neither the Company nor any
                        ----------------------
Person acting on the Company's behalf has solicited any offer to buy or sell the Securities by means of any form of general solicitation or advertising (as defined in Rule 501 under the Securities Act).

          Section 4.11  Listing and Maintenance Requirements Compliance.  Except
                        -----------------------------------------------
for the foregoing or as set forth in the SEC Documents and Schedule 4.11, the
                                                           -------------
Company has not, in the two years preceding the date hereof, received notice (written or oral) from its Principal Market to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange or market.

          Section  4.12 Patents and Trademarks.  Except as set forth in
                        ----------------------
Schedule 4.12, the Company and its Subsidiaries have, or have rights to use, all
-------------
patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights which are necessary or material for use in connection with their respective business as described in the SEC Documents and which the failure to so have would have a Material Adverse Effect (collectively, the "Intellectual Property
                                                    --------------------------
Rights"). Neither the Company nor any Subsidiary has received a written notice
------
that the Intellectual Property Rights used by the Company or its Subsidiaries violates or infringes upon any of the rights of any Person, to the best knowledge of the Company. All such Intellectual Property Rights are enforceable and to the best knowledge of the Company there is no existing infringement by another Person of any of the Intellectual Property Rights.

          Section 4.13  Registration Rights. Except as disclosed under Section
                        -------------------
6(c) of the Registration Rights Agreement and in Schedule 4.13 hereof, the
                                                 -------------
Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the SEC or any other governmental authority which have not been satisfied.

          Section 4.14  Regulatory Permits.  The Company and its Subsidiaries
                        ------------------
possess all certificates, authorizations and permits issued by the appropriate Federal, state or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Documents, except where the failure to possess such permits would not reasonably be expected to, individually or in the aggregate, have or result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any such Subsidiary has
 -----------------
received any notice of proceedings relating to the revocation or modification of any Material Permit.

          Section 4.15  Title.  The Company and the Subsidiaries have good and
                        -----
marketable title in fee simple to all real property owned by them which is material to the business of the Company and its Subsidiaries and good and marketable title in all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases of which, except as set forth in Schedule
                                                                   --------
4.15, the Company and its Subsidiaries are in compliance and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

          Section 4.16  Absence of Certain Proceedings.   Except as set forth in
                        ------------------------------
Schedule 4.16, there is no action, suit, inquiry, notice of violation,
-------------
proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges
                            ------
the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) would be reasonably likely to, if there were an unfavorable decision, individually or in the aggregate, have or result in a Material Adverse Effect. Within five years prior to the date of this Agreement, neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. The Company does not have pending before the Commission any request for confidential treatment of information and the Company has no knowledge of any such expected request that would be made prior to the date the Registration Statement (as defined in the Registration Rights Agreement) is declared effective by the SEC. There has not been, and to the best of the Company's knowledge there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.

          Section 4.17  Taxes.    Except as set forth on Schedule 4.17, all
                        -----                            -------------
Federal, state, local and foreign tax returns, information returns, reports and estimated Tax returns have been timely filed (which shall be deemed to mean, in the case of any such return for which extension was granted, within the period of such extension) on behalf of the Company and all Taxes shown on any such return or report have been paid on a timely basis (which shall be deemed to mean, in the case of any such return for which extension was granted, within the period of such extension). There is no action, suit, proceeding, investigation, audit or claim now pending or, to the knowledge of the Company, proposed or threatened with respect to any Tax of the Company and the Company is not aware of any threatened claim for Tax deficiencies. There are no outstanding agreements or waivers for the extension of time for assessment of any Tax payable by the Company, nor has any such waiver or agreement been requested by the Internal Revenue Service or any other taxing authority. The Company files consolidated Tax returns including itself and its Subsidiaries. The Company has collected or withheld all material amounts required to be collected or withheld by it for any Taxes, and all such material amounts have been paid to the appropriate governmental agencies or set aside in appropriate accounts for future payment when due. The Company is in material compliance with, and its records contain all material information and documents necessary to comply with, all applicable information reporting and Tax withholding requirements. As used herein, the terms "Tax" and "Taxes" shall mean (i) any income, alternative or
                   ---       -----
add-on minimum tax, gross income, gross receipts, franchise, profits, including estimated taxes relating to any of the foregoing, or other similar tax or other like assessment or charge of similar kind whatsoever, (ii) any sales, use, ad valorem, business license, withholding, payroll, employment, excise, stamp, transfer, recording, occupation, premium, property, value added, custom duty, severance, windfall profit tax, license, or other tax, governmental fee or other similar assessment or charge, and (iii) any interest and any penalty, addition to tax or additional amount imposed by any federal, state, local or foreign governmental authority responsible for the imposition of any such tax (domestic or foreign).

          Section 4.18  Labor Relations.  No material labor problem exists or,
                        ---------------
to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

          Section 4.19  Disclosure.  The Company confirms that neither it nor
                        ----------
any other Person acting on its behalf has provided the Investor or its agents or counsel with any information that constitutes or might constitute material non-public information. The Company understands and confirms that the Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Investor regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE V

                        Other Agreements of the Parties

          Section 5.1  Listing of Common Stock.  The Company shall maintain the
                       -----------------------
listing of the Common Stock on a Principal Market, and as soon as practicable (but in any event prior to the commencement of the Commitment Period) shall list the Put Shares and all potentially issuable Warrant Shares on such Principal Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Principal Market, it will include in such application the issued and issuable Put Shares and Warrant Shares. The Company will take all action to continue the listing and trading of its Common Stock on the Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market and shall provide the Investor with copies of any correspondence to or from such Principal Market which questions or threatens delisting of the Common Stock, within one Trading Day of the Company's receipt thereof.

          Section 5.2  Exchange Act Registration; Rule 144 Compliance.  The
                       ----------------------------------------------
Company will cause its Common Stock to continue to be registered under Section 12(g) or 12(b) of the Exchange Act, will use its best efforts to timely comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations thereunder. As long as the Investor own Securities, if the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Investor and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act such information as is required for the Investor to sell the Securities under Rule 144 promulgated under the Securities Act. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including causing its attorneys to render and deliver any legal opinion required in order to permit such Person to sell its Securities under Rule 144 upon notice of an intention to sell on Form 144 or other form of notice having a similar effect. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

          Section 5.3  Legends.  The certificates evidencing the Common Stock to
                       -------
be sold or otherwise issued to the Investor hereunder (including the Warrant Shares under the Warrant) at any time while a Registration Statement is then effective shall be issued free of restrictive legends of any kind and no instructions or "stop transfer orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto. Prior to the first Closing, the Company will issue to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) instructions to deliver the Put Shares and Warrant Shares without restrictive legends as required by this Section and shall cause its counsel to deliver to such transfer agent any legal opinion required in order for the transfer agent to deliver shares in such manner. Unless such instructions cover Securities issuable at future Closings, the Company must deliver new such instructions prior to each Closing.

          Section 5.4  Notice of Certain Events Affecting Registration;
                       ------------------------------------------------
Suspension of Right to Make a Put.  The Company will immediately notify the
---------------------------------
Investor upon the occurrence of any of the following events in respect of a Registration Statement or related prospectus in respect of an offering of Registrable Securities: (i) receipt of any request for additional information from the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement the response to which would require any amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;
(iii) receipt of any notification with respect to (A) the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or (B) the initiation or threatening of any proceeding for such purpose; (iv) the Company becomes aware of any event that makes any statement made in the Registration Statement or related prospectus or any document incorporated by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective supplement to the prospectus or a post-effective amendment to the Registration Statement, as the case may be, would be appropriate; and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus or Registration Statement.

          Section 5.5  Expectations Regarding Put Notices.  Within ten days
                       ----------------------------------
after the commencement of each calendar quarter following the Effective Date, the Company must notify the Investor, in writing, as to its reasonable expectations as to the dollar amount it intends to raise during such calendar quarter, if any, through the issuance of Put Notices. Such notification shall constitute only the Company's good faith estimate and shall in no way obligate the Company to raise such amount, or any amount, or otherwise limit its ability to deliver Put Notices. The failure by the Company to comply with this provision can be cured by the Company's notifying the Investor, in writing, at any time as to its reasonable expectations with respect to the current calendar quarter.

          Section 5.6  Consolidation; Merger.  During the Commitment Period and
                       ---------------------
for period of 30 days following the last Closing, the Company shall not effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity unless the resulting successor or acquiring entity assumes by written instrument or by operation of law the obligation to deliver to the Investor such Securities as the Investor is entitled to receive pursuant to this Agreement.

          Section 5.7  Integration.  The Company shall not, and shall use its
                       -----------
best efforts to ensure that, no affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities hereunder to the Investor.

          Section 5.8  Certain Securities Laws Disclosures; Publicity.  The
                       ----------------------------------------------
Company shall: (i) on the day of execution of this Agreement, issue a press release reasonably acceptable to the Investor disclosing the transactions contemplated hereby, (ii) file with the Commission a Report on Form 8-K disclosing the transactions contemplated hereby within ten Business Days after the day of execution of this Agreement, and (iii) timely file with the Commission a Form D promulgated under the Securities Act. The Company shall, no less than two Business Days prior to the filing of any disclosure required by clauses (ii) and (iii) above, provide a copy thereof to the Investor for their review. The Company and the Investor shall consult with each other in issuing any other press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other, except that if such disclosure is required by law or stock market regulation, in which such case the disclosing party shall promptly provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, other than in the Underlying Shares Registration Statement, the Company shall not publicly disclose the names of the Investor, or include the names of the Investor in any filing with the Commission, or any regulatory agency, trading facility or stock market without the prior written consent of the Purchasers, except to the extent such disclosure (but not any disclosure as to the controlling Persons thereof) is required by law or stock market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure.

          Section 5.9  Use of Proceeds. The Company shall use the net proceeds
                       ---------------
from the sale of the Securities for working capital purposes and for the satisfaction of any portion of the Company's debt (other than in connection with the redemption of the Company's Convertible Notes held by RGC International Investors, LDC or payment of trade payables in the ordinary course of the Company's business and prior practices), to redeem any Company equity or Common Stock Equivalents.

          Section 5.10 Reimbursement. If the Investor, other than by reason of
                       -------------
its gross negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by or against any Person, including stockholders of the Company, as a result of the consummation of the transactions contemplated by the Transaction Documents, the Company will reimburse the Investor for its reasonable legal and other expenses (including the cost of any investigation and preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any affiliates of the Investor actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Investor and any such affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Investor and any such affiliate and any such Person. The Company also agrees that neither the Investor nor any such affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of the Transaction Documents except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of the applicable Investor, Person or entity in connection with the transactions contemplated by this Agreement.

                                  ARTICLE VI

Conditions Precedent to the Right of the Company to Deliver a Put Notice and the
                      Obligation of the Investor to Close

          Section 6.1  Conditions Precedent to the Right of the Company to
                       ---------------------------------------------------
Deliver a Put Notice and the Obligation of the Investor to Close.  In addition
----------------------------------------------------------------
to the specific conditions contained elsewhere in this Agreement, the right of the Company to deliver a Put Notice and the obligation of Investor hereunder to perform its obligations at any Closing hereunder is subject to the satisfaction, on both (i) the date of delivery of such Put Notice and (ii) the applicable Closing Date (other than with respect to the conditions set forth in Sections 6.1(m) and (n), which need only be true as of a Put Date) (each a "Condition
                                                                   ---------
Satisfaction Date"), of each of the following conditions, or the waiver by the
-----------------
Investor of such conditions:

                       (a) Representations and Warranties. The representations
                           ------------------------------
and warranties of the Company in the Transaction Documents shall be true and correct as of the date when made and as of the applicable Condition Satisfaction Date as though first made at that time (except for representations and warranties that speak of a specific date, which need only be true and correct as of such date).

                       (b) Performance by the Company. The Company shall have
                           --------------------------
performed, satisfied and complied in all material respects with all covenants and agreements required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

                       (c) Compliance Certificate. The Company shall have
                           ----------------------
delivered to or as directed by the Investor an Officer's Certificate signed by its Chief Executive Officer, dated as of the applicable Closing Date, certifying that the Company has satisfied the conditions set forth in paragraphs (a), (b),
(h)(ii) - (iv), and (l) of this Section.

                       (d) Blue Sky. The Company shall have obtained all permits
                           --------
and qualifications required by any state for the offer and sale of the Securities to the Investor and by the Investor of the Registrable Securities as contemplated by the Registration Rights Agreement or shall have the availability of exemptions therefrom.

          (e)  Delivery of Shares.  The Company shall have transmitted the Put
               ------------------
Shares pursuant to Section 2.3 and the other conditions to such Closing as set forth in such Section shall have been satisfied.

          (f)  Opinion of Counsel.  The Investor shall have received (or receipt
               ------------------
shall have been confirmed by its agent on its behalf) an opinion of counsel to the Company, in the form of Exhibit D hereto.
                            ---------

          (g)  Transfer Agent.  The Investor shall have received satisfactory
               --------------
evidence of the Company's delivery to its transfer agent for the Common Stock of instructions and legal opinion meeting the requirements of this Agreement and acceptable to such transfer agent.

          (h)  Registration Statement.
               ----------------------

               (i) The Registration Statement shall have been declared effective by the SEC and shall at all times since the Put Date, and the prospectus thereunder shall be available to the Investor to resell all of the Registrable Securities thereunder (including the Put Shares and Warrant Shares issuable at such Closing).

               (ii) Neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and the Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action).

               (iii) The Registration Statement (including the information or documents incorporated by reference therein) and any amendments or supplements thereto shall not contain any untrue statement of material fact or omit to state any material fact required to be state d therein or necessary to make the statements therein not misleading.

               (iv) The Company shall have no knowledge of any event which is reasonably likely to occur within 30 Trading Days after the Put Date that would reasonably be expected to cause the Registration Statement to be suspended or otherwise ineffective or inaccurate (including the anticipated filing of quarterly or annual reports under the Exchange Act).

          (i)  No Injunction.  No statute, rule, regulation, executive order,
               -------------
decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or by the Principal Market that prohibits, materially impairs or renders impractical the transactions contemplated by this Agreement, and, to the knowledge of the Company, no proceeding or rule making process shall have been commenced that may reasonably be expected to have such result if enacted.

          (j)  Adverse Changes.  Since the earlier to occur of (i) the date of
               ---------------
filing of the Company's most recent SEC Document and (ii) the last Closing hereunder, no occurrence or event shall have occurred that has had or could reasonably be expected to have or result in a material adverse effect on the results of operations, assets or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole.

                 (k)  No Suspension of Trading In or Delisting of Common Stock.
                      --------------------------------------------------------
The Common Stock shall be authorized for trading or quotation on the Principal Market and trading in the Common Stock shall not have been suspended by the SEC or the Principal Market at any time from the Put Date through the Closing Date. The Company shall not have received any notice threatening to delist the Common Stock from the Nasdaq SmallCap Market or the OTC Bulletin Board.

                 (l)  Principal Market Requirements; Compliance. The Company
                      -----------------------------------------
shall have received all authorizations from and made all filings required in order to issue to the Investor the Securities at such Closing and shall have caused the Put Shares to be issued at such Closing to be listed for trading on the Principal Market. The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the stockholder approval requirements of the Principal Market.

                 (m)  Timing. At least twenty Trading Days shall have elapsed
                      ------
since the immediately preceding Closing Date.

                                  ARTICLE VII

        Due Diligence Review; Non-Disclosure of Non-Public Information.

     Section 7.1 Due Diligence Review.  During the Commitment Period, the
                 --------------------
Company shall make available for inspection and review by the Investor, and its advisors and representatives of the Investor, any underwriter participating in any disposition of the Registrable Securities on behalf of the Investor all SEC Documents and other filings with the SEC, and all other publicly available corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review. In connection therewith, the Company shall cause its officers, directors and employees to supply all such publicly available information reasonably requested by the Investor or any such Person (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement. The review contemplated hereby is solely to enable the Investor and such Persons to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

     Section 7.2 Non-Disclosure of Non-Public Information.
                 ----------------------------------------

                 (a) The Company shall not disclose non-public information regarding the Company or any of its Subsidiaries to the Investor or its advisors or representatives unless prior to disclosure of such information the Company identifies such information as being material non-public information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such material non-public information for review. The Company may, as a condition to disclosing any material non-public information hereunder, require the Investor to enter into a confidentiality agreement in form mutually acceptable to the Company and the Investor.

                  (b) The Company represents that it does not disseminate material non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts. Notwithstanding the foregoing or anything herein to the contrary, the Company will immediately notify the Investor of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein in light of the circumstances in which they were made, not misleading. Nothing contained in this Section shall be construed to mean that such Persons other than the Investor may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such Persons from notifying the Company of their opinion that based on such due diligence, that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                 ARTICLE VIII

                                 Miscellaneous

     Section 8.1  Governing Law. All questions concerning the construction,
                  -------------
validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of a

Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its' attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

          Section 8.2  Notices.  All notices, demands, requests, consents,
                       -------
approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served,
(ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by reputable courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

          If to the Company:            The Ashton Technology Group, Inc.
                                   Eleven Penn Center
                                   1835 Market Street, Suite 420
                                   Philadelphia, Pennsylvania 19103
                                   Facsimile No.: (215) 789-3399
                                   Attn: President

          With copies to:          Morgan, Lewis & Bockius LLP
                                   1701 Market Street
                                   Philadelphia, Pennsylvania 19103-2921
                                   Facsimile No.: (215) 963 5299
                                   Attn: Gary Arlen Smith, Esq.

          If to the Investor:           To the address
                                   set forth under the
                                   Investor's name on the
                                   signature page hereto.

A party may from time to time change its address or facsimile number for notices under this Section by giving at least ten days' prior written notice of such changed address or facsimile number to the other party hereto.

          Section 8.3  Reporting Entity for the Common Stock. The reporting
                       -------------------------------------
entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor to its function of reporting share prices. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.


     Section 8.4  Replacement of Certificates.  Upon (i) receipt of evidence
                  ---------------------------
reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing any Securities and (ii) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company (which shall not exceed that required by the Company's transfer agent in the ordinary course) or (iii) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate.

     Section 8.5  Execution.  This Agreement may be executed in two or more
                  ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     Section 8.6  Entire Agreement.  The Transaction Documents, together with
                  ----------------
the Exhibits and Schedules thereto contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

     Section 8.7  Amendments; Waivers.  No provision of this Agreement may be
                  -------------------
waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Investor (and, with respect to the provisions of Section 2.3(c), Robinson Silverman) or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     Section 8.8  Survival.  The representations, warranties and agreements
                  --------
contained herein shall survive each Closing and the delivery and exercise of all Securities issuable hereunder.

     Section 8.9  Successors and Assigns.  This Agreement shall be binding upon
                  ----------------------
and inure to the benefit of the parties and their successors and permitted assigns. Neither the Investor nor the Company may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company or the Investor, as the case may be except that Investor may assign its obligations hereunder to an Affiliate.

     Section 8.10 Remedies.  In addition to being entitled to exercise all
                  --------
rights provided herein or granted by law, including recovery of damages, the Investor will be entitled to specific performance of the obligations of the Company under the Transaction Documents. The Company and the Investor agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     Section 8.11  Severability.  In case any one or more of the provisions of
                   ------------
this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement such substitute provision to have the same force and effect as if it were part of this Agreement as of the date hereof.

     Section 8.12  Headings.  The headings herein are for convenience only, do
                   --------
not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     Section 8.13  Fees and Expenses.  The Company shall reimburse the Investor
                   -----------------
for its legal fees and expenses incurred in connection with the preparation and negotiation of the Transaction Documents and the preparation and review of Closing items by paying to Robinson Silverman $18,000 concurrently with the execution and delivery by the Investor of this Agreement and $2,000 at each Closing for which it shall act as escrow agent pursuant to the terms hereof.
The amounts contemplated by the immediately preceding sentence shall be retained by the Investor and shall not be delivered to the Company at a Closing. Other than the amount contemplated in the immediately preceding sentence, and except as otherwise set forth in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Securities issuable hereunder.

     Section 8.14  No Third-Party Beneficiaries.  This Agreement is intended for
                   ----------------------------
the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Persons other than with respect to the indemnity and conflict provisions of Section 2.3, which are intended for the benefit of and may be enforced by Robinson Silverman or such other escrow agent as may after the date of this Agreement be appointed by the parties hereto.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK
                            SIGNATURE PAGES FOLLOW]

    IN WITNESS WHEREOF, the parties hereto have caused this First Amended and Restated Securities Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                THE ASHTON TECHNOLOGY GROUP, INC.

                                By: /s/ Arthur J. Bacci
                                    ---------------------------------
                                    Name: Arthur J. Bacci
                                    Title: President and Chief Operating Officer



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGE FOR INVESTOR FOLLOWS]

                               JAMESON DRIVE LLC

                               By:___________________________________
                                  Name:
                                  Title:

       Address for Notice:     Jameson Drive LLC
                               c/o Citco Trustees (Cayman) Limited
                               Commercial Centre
                               P.O. Box 31106 SMB
                               Grand Cayman
                               Cayman Islands
                               British West Indies
                               Facsimile No.: (345) 945-7566

       With copies to:         Robinson Silverman Pearce Aronsohn & Berman LLP
                               1290 Avenue of the Americas
                               New York, NY  10104
                               Facsimile No.:  (212) 541-4630 and (212) 541-1432
                               Attn: Eric L. Cohen, Esq.